UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2011 (February 9, 2011)

Cypress Sharpridge Investments, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-33740	20-4072657
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

437 Madison Avenue, 33rd Floor

New York, New York 10022

(Address of principal executive offices) (Zip code)

(Registrant’s telephone number, including area code): (212) 612-3210

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 9, 2011, Cypress Sharpridge Investments, Inc. (the “Company”) and Cypress Sharpridge Advisors LLC entered into an Underwriting Agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC and UBS Securities LLC as the representatives of the several underwriters named on Schedule I to the Underwriting Agreement (the “Underwriters”), relating to the issuance and sale of 20,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a public offering price of $12.35 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters an option for 30 days to purchase up to 3,000,000 additional shares of Common Stock on the same terms and conditions. The Underwriters exercised this option in full on February 11, 2011. The closing of the issuance and sale of the 23,000,000 shares pursuant to the Underwriting Agreement, which is subject to customary closing conditions, is expected to occur on February 15, 2011.

The shares of Common Stock will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-167499), which was declared effective by the Securities and Exchange Commission on June 22, 2010, and the Company’s shelf registration statement on Form S-3 (File No. 333-172144), which was filed with the Securities and Exchange Commission on February 9, 2011 pursuant to Rule 462(b) of the Securities Act of 1933, and was effective upon filing.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Company’s Prospectus Supplement, dated February 10, 2011, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference.

In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibits 5.1 and 8.1 hereto opinions of its counsel, Hunton & Williams LLP.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 9, 2011, by and among Cypress Sharpridge Investments, Inc., Cypress Sharpridge Advisors LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC and UBS Securities LLC.

5.1	Opinion of Hunton & Williams LLP with respect to the legality of the shares

8.1	Opinion of Hunton & Williams LLP with respect to tax matters

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SHARPRIDGE INVESTMENTS, INC.

Date: February 14, 2011	By:	/s/ Thomas A. Rosenbloom
Thomas A. Rosenbloom Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 9, 2011, by and among Cypress Sharpridge Investments, Inc., Cypress Sharpridge Advisors LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC and UBS Securities LLC.

5.1	Opinion of Hunton & Williams LLP with respect to the legality of the shares

8.1	Opinion of Hunton & Williams LLP with respect to tax matters

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1)